UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2017

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)	Removal of President, Edgewater Technology-Ranzal, LLC

As reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2017, on August 23, 2017, Edgewater Technology, Inc., a Delaware corporation (the “Company”), removed Robin Ranzal-Knowles as the Company’s President, Edgewater Technology-Ranzal, LLC, effective, as of such time.

Subsequently, on September 22, 2017, the Company and Ms. Knowles entered into a Separation Agreement and General Release (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, the Company will provide to Ms. Knowles (a) severance pay equal to twelve months of Ms. Knowles’ regular base salary ($425,000), paid on the Company’s regular payroll dates over a twelve-month period; (b) COBRA continuation coverage for medical, dental and vision insurance for a period of twelve months; (c) a bonus payment equal to 50% of the annual bonus payment made to Ms. Knowles in the preceding bonus year ($85,711.00), payable in a lump sum payment within 10 business days of the signing of the Separation Agreement; (d) accelerated vesting of (i) 8,333 non-qualified stock options and (ii) 4,167 restricted stock awards; and (e) additional consideration of $250,000, prorated over a twelve-month period, payable on the Company’s regular payroll dates.

In connection with Separation Agreement, Ms. Knowles and the Company granted each other mutual general releases subject to customary exceptions.

The forgoing does not purport to be a complete description of the Separation Agreement and is qualified by reference to the full text of such agreement attached as an exhibit to this Current Report on Form 8-K/A.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits

Exhibit Number	Description

10.1	Separation Agreement and General Release, date September 22, 2017, between Edgewater Technology, Inc. and Robin Ranzal-Knowles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2017

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name: Title:	Timothy R. Oakes Chief Financial Officer (Principal Financial Officer)

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